Exhibit 99.2

Use Roboto here Faíaday Futuíe Intelligent Electíic Inc. Fiscal Fouíth Quaíteí and Full Yeaí 2023 Eaínings Release May 28, 2024

Legal Disclaimeís Forward Looking Statements This píesentation includes “foíwaíd looking statements” within the meaning of the safe haíboí píovisions of the United States Píivate Secuíities Litigation Refoím Act of 1995. When used in this píess íelease, the woíds “estimates,” “píojected,” “expects,” “anticipates,” “foíecasts,” “plans,” “intends,” “believes,” “seeks,” “may,” “will,” “should,” “futuíe,” “píopose” and vaíiations of these woíds oí similaí expíessions (oí the negative veísions of such woíds oí expíessions) aíe intended to identify foíwaíd - looking statements. Foíwaíd - looking statements aíe based on the Company’s cuííent plans and expectations and involve íisks and unceítainties which aíe, in many instances, beyond the Company’s contíol, and which could cause actual íesults to diffeí mateíially fíom those included in oí contemplated oí implied by the foíwaíd - looking statements. Impoítant factoís, among otheís, that may affect actual íesults oí outcomes include, among otheís: the Company’s ability to continue as a going conceín and impíove its liquidity and financial position; the Company’s ability to pay its outstanding obligations; the Company's ability to íemediate its mateíial weaknesses in inteínal contíol oveí financial íepoíting and the íisks íelated to the íestatement of píeviously issued consolidated financial statements; the Company’s limited opeíating histoíy and the significant baííieís to gíowth it faces; the Company’s histoíy of losses and expectation of continued losses; the success of the Company’s payíoll expense íeduction plan; the Company’s ability to execute on its plans to develop and maíket its vehicles and the timing of these development píogíams; the Company’s estimates of the size of the maíkets foí its vehicles and cost to bíing those vehicles to maíket; the íate and degíee of maíket acceptance of the Company’s vehicles; the Company’s ability to coveí futuíe waííant claims; the success of otheí competing manufactuíeís; the peífoímance and secuíity of the Company’s vehicles; cuííent and potential litigation involving the Company; the Company’s ability to íeceive funds fíom, satisfy the conditions píecedent of and close on the vaíious financings descíibed elsewheíe by the Company; the íesult of futuíe financing effoíts, the failuíe of any of which could íesult in the Company seeking píotection undeí the Bankíuptcy Code; the Company’s indebtedness; the Company’s ability to coveí futuíe waííanty claims; the Company’s ability to use its “at - the - maíket” píogíam; insuíance coveíage; geneíal economic and maíket conditions impacting demand foí the Company’s píoducts; potential negative impacts of a íeveíse stock split; potential cost, headcount and salaíy íeduction actions may not be sufficient oí may not achieve theií expected íesults; ciícumstances outside of the Company's contíol, such as natuíal disasteís, climate change, health epidemics and pandemics, teííoíist attacks, and civil uníest; íisks íelated to the Company's opeíations in China; the success of the Company's íemedial measuíes taken in íesponse to the Special Committee findings; the Company’s dependence on its supplieís and contíact manufactuíeí; the Company's ability to develop and píotect its technologies; the Company's ability to píotect against cybeísecuíity íisks; and the ability of the Company to attíact and íetain employees, any adveíse developments in existing legal píoceedings oí the initiation of new legal píoceedings, and volatility of the Company’s stock píice. You should caíefully consideí the foíegoing factoís and the otheí íisks and unceítainties descíibed in the “Risk Factoís” section of the Company’s Foím 10 - K filed with the Secuíities and Exchange Commission (“SEC”) on May 28, 2024, and otheí documents filed by the Company fíom time to time with the SEC. These filings identify and addíess otheí impoítant íisks and unceítainties that could cause actual events and íesults to diffeí mateíially fíom those contained in the foíwaíd - looking statements. Foíwaíd - looking statements speak only as of the date they aíe made. Readeís aíe cautioned not to put undue íeliance on foíwaíd - looking statements, and the Company does not undeítake any obligation to update oí íevise any foíwaíd - looking statements, whetheí as a íesult of new infoímation, futuíe events oí otheíwise, except as íequiíed by law. No Offer or Solicitation This píesentation shall neitheí constitute an offeí to sell oí the solicitation of an offeí to buy any secuíities, noí shall theíe be any sale of secuíities in any juíisdiction in which the offeí, solicitation oí sale would be unlawful píioí to the íegistíation oí qualification undeí the secuíities laws of any such juíisdiction. Trademarks This píesentation contains tíademaíks, seívice maíks, tíade names and copyíights of Faíaday Futuíe and otheí companies, which aíe the píopeíty of theií íespective owneís. 2 © 2024 FARADAY FUTURE PROPRIETARY AND CONFIDENTIAL

01. Company Oveíview 2. Business Update 3. The FF 91 2.0 Futuíist 4. Financials 5. ex99-2íy Table of Contents P R O P R I ET A R Y A N D C ON F ID E N TI A L 3 © 2024 FARADAY FUTURE 3 © 2024 FARADAY FUTURE PROPRIETARY AND CONFIDENTIAL

01. Company Oveíview 2. Business Updaľe 3. The ÏÏ 91 2.0 Ïuľuíisľ 4. Ïinancials 5. ex99-2íy © 2024 FARADAY FUTURE 4 © 2024 FARADAY FUTURE PROPRIETARY AND CONFIDENTIAL

Faraday Future

TechLuxury Brand Global Positioning

Faraday Future (FF) is the pioneer of the ultimate intelligent TechLuxury ultra spire market in the intelligent EV era, and a disruptor of the traditional ultra-luxury car civilization



~$3.0 billion

Capital invested to date to create an industry leading EV platform, I.A.I.[(1)] technology, product development and manufacturing capabilities

~660

Filed or issued utility and design patents for both EV and I.A.I. technology competitiveness

10,000

Future expected annual production capacity at FF's self-operated manufacturing facility in Hanford, California (the "FF ieFactory California")

Dual Home

Deep cultural roots in both the US and China provide competitive advantage across two of the largest EV markets

Direct Sales

Online with anticipated targeted in-person experience centers and FF partner stores across target markets such as the US, China, Europe, and the Middle East

August '23

Began Phase Two of the Company's Three-Phase Delivery Plan for the Company's flagship vehicle – the FF 91 2.0 Futurist Alliance

© 2024 FARADAY FUTURE

PROPRIETARY AND CONFIDENTIAL 5

(1) Internet, Autonomous Driving and Intelligence

All - Ability All - Hypeí The Ultimate AI TechLuxuíy Píoduct & Technology Revolution New Fouí Tíends A ll - AI Co - Cíeation 6 © 2024 FARADAY FUTURE PROPRIETARY AND CONFIDENTIAL

4 x Technical Systems

FF aiDriving

FF aiDriving Technology System



World Class Sensor Suite

The first automotive OEM[1] in America equipping production vehicles with a high-resolution, ultra-long-range Lidar.


NVIDIA

Powerful Compute Platform

One of the most powerful production-ready SoCs from NVIDIA
Full Vehicle Platform Integration
Long term collaboration with NVIDIA

Features Available Now

- Forward Collision Warning
- Auto High Beam
- Automatic Emergency Braking
- Adaptive Cruise Control
- Lane Centering Control
- Traffic Jam Assist
- Traffic Sign Recognition

Available OTA

- Smart parking
- Smart summoning
- Navigation-based AutoDrive

© 2024 FARADAY FUTURE
PROPRIETARY AND CONFIDENTIAL
7

(1) Original Equipment Manufacturer

6 x Technology Platforms

FF OpenApp

With full advantage of an FF Open Ecosystem, publish your application with the FF Co-Creation Open Platform, will enable your app to serve FF 91, future FF models, and potentially opening to all smart vehicles in the industry.

FF aiOS 2

You will be involved in the development of FF's brand-new FF aiOS 2, contributing to the DNA and essential technology of FF 91.

FF aiHW 2.0

You will participate in FF's crucial electronic component development including computing, V-Network, communication, peripherals, etc.

FF Mechanical

You will be involved in the development and improvement of all mechanical parts, including Powertrain, chassis, energy exchanging, safety, and ergonomics for the FF 91.

FF Cloud

You will be involved in the refinement and improvement of Cloud related functions, like toolchain, data mining, AI training, Web 3.0, etc.

FF AI

You will build models based on AI algorithms and pre-trained models prepared by FTOs. And co-create models and prompt ecosystems with FTOs.

© 2024 FARADAY FUTURE
PROPRIETARY AND CONFIDENTIAL 8

Magic All - In - One All - teííain AI Body Contíol Technology System Hypeícaí P e í foí m anc e Sedan C omfoí t SUV High gíound cleaíance, visibility and space 9 © 2024 FARADAY FUTURE PROPRIETARY AND CONFIDENTIAL

Hyper Multi-Vectoring

Multi-axis torque system for propulsion, steering and braking empowered by AI



Hypercar Acceleration



Class-leading Range



Moat Pack Structure



Steering by Propulsion

© 2024 FARADAY FUTURE

PROPRIETARY AND CONFIDENTIAL 10

FF Geneíative AI Fiíst Eveí Geneíative AI Capability In Vehicle 11 © 2024 FARADAY FUTURE PROPRIETARY AND CONFIDENTIAL

FF is a User-centric Enterprise, and the Co-Creation Officers Create Value While Sharing Benefits by Engaging in FF's Cutting-edge Technologies

Contributions by each partner

Co-Creation Officers ⟷ Faraday Future

Co-Creation Officers	Faraday Future
Purchase/lease vehicle	FF 91 Vehicle-as-a-platform
Drive branding halo	Automotive experts
Assist in brand dissemination	Share monetary value
Feedback for next-gen tech enhancements	
Enter into consulting, branding and other agreements with FF	

Co-Creation goals

- Forge partnerships with affluent users early in the cycle
- Act as a platform for users and the Company to share benefits
- Improve brand visibility
- Enhance brand loyalty and build trust



© 2024 FARADAY FUTURE

PROPRIETARY AND CONFIDENTIAL 12

01. Company Oveíview 2. Business Update 3. The ÏÏ 91 2.0 Ïuľuíisľ 4. Ïinancials 5. ex99-2íy © 2024 FARADAY FUTURE 13 © 2024 FARADAY FUTURE PROPRIETARY AND CONFIDENTIAL

On March 29, 2023, FFIE Announced the Start of Production of the FF 91 Futurist Alliance at its FF ieFactory California


Faraday Future
FF 91 FUTURIST START OF PRODUCTION
2023. 03. 29
VA-01 TRIM 1

© 2024 FARADAY FUTURE

On Apíil 14, 2023, Faíaday Futuíe’s Fiíst Píoduction FF 91 Vehicle Came off the Line at its FF ieFactoíy Califoínia 15 © 2024 FARADAY FUTURE PROPRIETARY AND CONFIDENTIAL

In May 2023, Faraday Future launched the ultimate AI TechLuxury FF 912.0 Futurist Alliance, priced at $309,000, as well as the eco product aiHypercar+, and opened for reservations in both the United States and China.


FF 91 2.0 Futurist Alliance
The Ultimate AI TechLuxury

© 2024 FARADAY FUTURE

Deliveries of FF 91 2.0 Futurist Alliance to Co-Creation Officers

Chris Brown:
An American singer, songwriter, rapper, dancer, actor and businessman and one of the most iconic R&B singers of all time. His unique style has earned him prestigious recognitions, including a Grammy, as well as MTV Video Music, AMA, and BET Music Awards

Jason Oppenheim:
An American celebrity and luxury real estate broker, President and Founder of The Oppenheim Group, and star of the Netflix global hit series “Selling Sunset” and “Selling the OC”

Justin Bell:
World Champaign Race Car driver

PCM:
Founder of “Private Collection Motors,” a luxury car dealership based in Costa Mesa, CA

Kelvin Sherman:
Hollywood Celebrity Agent

YT Jia:
FF Founder & Chief Product and User Ecosystem Officer

One of FF’s long-time investors
Founder of the world's largest global supplier of American Halloween costumes

Sean Lee:
Founder of Purist Group

Max Ma:
Head of Product and Mobility Ecosystem & Head of Corporate Strategy

Jim Gao:
Vice President of FF’s Intelligent Internet Application Service Platform

Motev:
A leader in sustainable luxury transportation services that operates a fleet of luxury vehicles in Southern California and was founded by Robert Gaskill and Morgan Freeman












Faraday Future
Delivery Co-Creation Day


DEVELOPER CO-CREATION



© 2024 FARADAY FUTURE
PROPRIETARY AND CONFIDENTIAL 17

In Novembeí 2023, FF Announced Entíy into Middle East, Signed Stíategic Coopeíation Agíeements with Masteí Investment Gíoup and Siíaj Holding LLC, and Unveiled the FF 91 2.0 Futuíist aiFalcon Limited Edition

01. Company Oveíview 2. Business Updaľe 3. ľhe FF 91 2.0 Futuíist 4. Ïinancials 5. ex99-2íy © 2024 FARADAY FUTURE 19 © 2024 FARADAY FUTURE PROPRIETARY AND CONFIDENTIAL

FF 91 Futuíist — Extíeme Technology, Ultimate Intelligent Useí Expeíience and a Complete Ecosystem 20 © 2024 FARADAY FUTURE PROPRIETARY AND CONFIDENTIAL

FF 91 Futuíist is a Competitive TechLuxuíy Offeíing 21 © 2024 FARADAY FUTURE PROPRIETARY AND CONFIDENTIAL .

FF 91 Futurist Experience[1]

Immersive



Intuitive



Connected


Welcome

Immersive

- NASA inspired zero gravity rear passenger seats with industry leading 60 degree recline and leg room
- FF AI supports complex voice commands for comfort, productivity, entertainment and navigation
- Advanced safety, autonomous driving[2] and parking
- Spa mode function for passenger wellness

Intuitive

- User experience is carried from seat-to-seat and vehicle-to-vehicle via the user's unique FFID[3]
- Facial recognition in each seat position configures product preferences and settings for each passenger

Connected

- Seamless mobile 5G connectivity for vehicle controls, productivity & entertainment
- Intuitive on-screen gesture control for distraction free driving
- Driver, passenger, rear passenger displays provide a truly unique and immersive digital experience for every individual

© 2024 FARADAY FUTURE

All statements shown reflect expected performance / capabilities for production ready vehicles. Actual performance / capabilities may be different. Please see Risk Factors within the Form 10-K filed with the SEC on May 28, 2024

(1) Some of the functionality is not available at launch and will be provided at a later date
(2) FF 91 hardware at start of delivery capable of supporting L3 autonomous driving
(3) FFID is a unique Faraday Future user profile that ensures a consistent experience across the FF Ecosystem, recognizing the user no matter where they are or which FF vehicle they are driving

PROPRIETARY AND CONFIDENTIAL
22

01. Company Oveíview 2. Business Updaľe 3. The ÏÏ 91 2.0 Ïuľuíisľ 4. Financials 5. ex99-2íy © 2024 FARADAY FUTURE 23 © 2024 FARADAY FUTURE PROPRIETARY AND CONFIDENTIAL

Consolidated Statements of Opeíations and Compíehensive Loss Yeaís Ended Decembeí 31, 2023, and 2022 24 © 2024 FARADAY FUTURE PROPRIETARY AND CONFIDENTIAL 2022 2023 Revenues $ — $ 784 Auto sales Cost of íevenues — 42,607 Auto sales — (41,823) Gíoss loss Opeíating expenses 299,989 132,021 Reseaích and development 21,689 22,836 Sales and maíketing 112,771 82,888 Geneíal and administíative 2,695 4,453 Loss on disposal of píopeíty and equipment — 2,033 Change in faií value of eaínout liability 437,144 244,231 Total opeíating expenses (437,144) (286,054) Loss fíom opeíations (70,512) 89,860 Change in faií value of notes payable and waííant liabilities — 7,101 Change in faií value of íelated paíty notes payable and íelated paíty waííant liabilities (73,204) (217,019) Loss on settlement of notes payable — (20,045) Loss on settlement of íelated paíty notes payable (5,561) (2,288) Inteíest expense (3,879) (753) Related paíty inteíest expense (11,878) (2,437) Otheí expense, net (602,178) (431,635) Loss befoíe income taxes (61) (109) Income tax píovision $ (602,239) $ (431,744) Net loss Peí shaíe infoímation Net loss peí shaíe of Class A and B Common Stock attíibutable to common stockholdeís: (393.56) (44.81) Basic (393.56) (44.81) Diluted Weighted aveíage common shaíes used in computing net loss peí shaíe of Class A and Class B Common Stock: 1,530,227 9,634,759 Basic 1,530,227 9,634,759 Diluted ľotal compíehensive loss $ (602,239) $ (431,744) Net loss 10,450 2,357 Foíeign cuííency tíanslation adjustment $ (591,789) $ (429,387) Total compíehensive loss (in īhousands, excepī shaĩe and peĩ shaĩe daīa)

Consolidated Balance Sheets Yeaís Ended Decembeí 31, 2023 and 2022 25 © 2024 FARADAY FUTURE PROPRIETARY AND CONFIDENTIAL 2022 2023 Assets Cuííent assets $16,968 $1,898 Cash 1,546 2,127 Restíicted cash — 7 Accounts íeceivable, net 4,457 34,229 Inventoíy 44,066 31,382 Deposits 17,489 21,721 Otheí cuííent assets 84,526 91,364 Total cuííent assets 406,320 417,812 Píopeíty and equipment, net 12,362 — Finance lease íight - of - use assets 19,588 16,486 Opeíating lease íight - of - use assets 6,492 4,877 Otheí non - cuííent assets $ 529,288 $ 530,539 ľotal assets Liabilities and stockholdeís’ equity Cuííent liabilities $ 91,603 $ 93,170 Accounts payable 65,709 62,391 Accíued expenses and otheí cuííent liabilities 92,781 285 Waííant liabilities — 21 Related paíty waííant liabilities 189 25 Accíued inteíest — 753 Related paíty accíued inteíest 2,538 3,621 Opeíating lease liabilities, cuííent poítion 1,364 — Finance lease liabilities, cuííent poítion 8,964 9,760 Related paíty notes payable, cuííent poítion 5,097 91,150 Notes payable, cuííent poítion 268,245 261,176 Total cuííent liabilities — 25,483 Financial obligations on a sale and lease back tíansaction 6,570 — Finance lease liabilities, less cuííent poítion 18,044 14,306 Opeíating lease liabilities, less cuííent poítion 9,429 1,338 Otheí liabilities — — Related paíty notes payable, less cuííent poítion 26,008 — Notes payable, less cuííent poítion 328,296 302,303 ľotal liabilities Commitments and contingencies S to ckh o l de ís ’ e qui ty — 4 Class A Common Stock, $0.0001 paí value; 49,291,667 and 23,770,834 shaíes authoíized; 42,433,025 and 2,347,276 shaíes issued and outstanding as of Decembeí 31, 2023 and 2022, íespectively — — Class B Common Stock, $0.0001 paí value; 2,187,500 and 312,500 shaíes authoíized; 266,670 shaíes issued and outstanding as of Decembeí 31, 2023 and 2022 — — Píefeííed Stock, $0.0001 paí value, 10,000,000 shaíes authoíized, zeío shaíe issued and outstanding as of Decembeí 31, 2023 and 2022 3,724,242 4,180,869 Additional paid - in capital 3,505 5,862 Accumulated otheí compíehensive gain (3,526,755) (3,958,499) Accumulated deficit 200,992 228,236 ľotal stockholdeís’ equity $ 529,288 $ 530,539 ľotal liabilities and stockholdeís’ equity (in īhousands, excepī shaĩe and peĩ shaĩe daīa)

Consolidated Statements of Cash Flows Yeaís Ended Decembeí 31, 2023 and 2022 (1 of 2) 26 © 2024 FARADAY FUTURE PROPRIETARY AND CONFIDENTIAL 2022 2023 Cash flows fíom opeíating activities ($602,239) ($431,744) Net loss Adjustments to íeconcile net loss to net cash used in opeíating activities 2,975 42,473 Depíeciation and amoítization expense 2,520 2,992 Amoítization of opeíating lease íight - of - use assets and intangible assets 17,664 9,167 S to ck - b a s ed c ompe ns at i on — 5,173 Recognition of lease impaiíment fíom sale leaseback aííangement 2,695 4,453 Loss on disposal of píopeíty and equipment — (7,101) Change in faií value measuíement of íelated paíty notes payable and waííant liability 70,500 (90,518) Change in faií value measuíement of notes payable and waííant liability 2,484 (2,068) Loss (gain) on foíeign exchange 5,200 408 Loss (gain) on foígiveness of accounts payable and deposits, net 8,403 — Non - cash inteíest expense 73,204 237,064 Loss on extinguishment of íelated paíty notes payable and notes payable 1,028 667 Otheí Changes in opeíating assets and liabilities: (4,457) (29,772) Inventoíy 10,874 14,337 Deposits (5,243) (2,884) Otheí cuííent and non - cuííent assets 60,369 13,785 Accounts payable (14,947) (42,481) Accíued expenses and otheí cuííent and non - cuííent liabilities (1,620) (2,717) Opeíating lease liabilities (12,468) 588 Accíued inteíest expense (383,058) (278,178) Net cash used in opeíating activities Cash flows fíom investing activities (123,222) (31,109) Payments foí píopeíty and equipment (123,222) (31,109) Net cash used in investing activities Cash flows fíom financing activities — 24,897 Financing obligation on a sale and lease back aííangement 73,800 210,450 Píoceeds fíom notes payable, net of oíiginal issuance discount — 21,008 Píoceeds fíom íelated paíty notes payable 9,535 44 Píoceeds fíom exeícise of stock options (3,834) (2,503) Payments of notes payable issuance costs (87,279) — Payments of notes payable, including liquidation píemium (517) — Payments of íelated paíty notes payable 4,229 4,074 Píoceeds fíom exeícise of waííants (767) — Repuíchase and íetiíement of Common Stock (1,888) (1,016) Payments of finance lease obligations — — Debt Co nv e ísi on — 34,492 Píoceeds fíom issuance of Class A Common Stock (6,721) 291,446 Net cash (used in) píovided by financing activities 1,038 3,352 Effect of exchange íate changes on cash and íestíicted cash (511,963) (14,489) Net (decíease) incíease in cash and íestíicted cash 530,477 18,514 Cash and íestíicted cash, beginning of peíiod $18,514 $4,025 Cash and íestíicted cash, end of peíiod (in īhousands)

Consolidated Statements of Cash Flows Yeaís Ended Decembeí 31, 2023 and 2022 (2 of 2) 27 © 2024 FARADAY FUTURE PROPRIETARY AND CONFIDENTIAL 2022 2023 $ 16,968 $ 1,898 Cash 1,546 2,127 Restíicted cash $18,514 $4,025 Total cash and íestíicted cash, end of peíiod Supplemental disclosuíe of cash flow infoímation $ 13,577 $ 465 Cash paid foí inteíest Supplemental disclosuíe of noncash investing and financing activities $ 164,069 $ 123,460 Conveísion of conveítible note to equity 12,268 48,037 Additions of píopeíty and equipment included in accounts payable and accíued expenses — 34,269 Issuance of SPA waííants, excluding Exchange Agíeement — 16,500 Issuance of exchange note — 12,662 Conveísion of íelated paíty notes payable and íelated paíty accíued inteíest into Class A Common Stock — 8,978 Reclassification of Feb. 28, 2023 stock - based awaíds liability to equity due to authoíized shaíe incíease — 6,811 Reclassification of waííants fíom equity to liability — 5,014 Reclassification of Feb. 28, 2023 eaínout shaíes liability to equity due to authoíized shaíe incíease — 2,979 Reclassification of stock - based awaíds fíom equity to liability on Apíil 21, 2023 due to insufficient authoíized shaíes — 2,112 Reclassification of eaínout shaíes fíom equity to liability on Apíil 21, 2023 due to insufficient authoíized shaíes — 2,043 Reclassification of August 25, 2023 stock - based awaíds liability to equity due to authoíized shaíe incíease — 1,381 Reclassification of August 25, 2023 eaínout shaíes liability to equity due to authoíized shaíe incíease — 16,506 Reduction in Waííants puísuant to the Exchange Agíeement — 6,917 Wíite off of a finance lease puísuant to a sale and lease back tíansaction 32,900 — Issuance puísuant to commitment to issue íegisteíed shaíes 21,865 — Recognition of opeíating ROU assets and lease liabilities as paít of the adoption of ASC 842 and foí new opeíating leases enteíed into duíing the yeaí ended Decembeí 31, 2022 16,841 — Tíoubled debt íestíuctuíing accounted foí as a capital tíansaction 9,938 — Issuance of waííants 3,976 — Liability foí insufficient authoíized shaíes íelated to stock options and íestíicted stock units 2,250 — Liability foí insufficient authoíized shaíes íelated to eaínout 709 — Settlement of finance leases with píepaid deposit 669 — Receipt of class A Common Stock in consideíation of exeícises of options 264 — Tíansfeí of píivate waííants to unaffiliated paíties (in īhousands)

01. Company Oveíview 2. Business Updaľe 3. The ÏÏ 91 2.0 Ïuľuíisľ 4. Ïinancials 5. ex99-2íy © 2024 FARADAY FUTURE 28 © 2023 FARADAY FUTURE PROPRIETARY AND CONFIDENTIAL

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35 ernate outro ex99-2 Thank you Reseíve youís today — htt p s : // www .ff . com / us /p íeo íd eí/